Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***].

October 20, 2025

VIA EMAIL

101 Main Street

Cambridge, MA 02142

Attention: Robert W. Liptak

Telephone: [***]

email: [***]

Copy to:

Blackstone Life Sciences – Legal Department

101 Main Street

Suite 1210

Cambridge, MA 02142

Attention: Julie Constable

Telephone: [***]

email: [***]

Morrison & Foerster LLP

755 Page Mill Road

Palo Alto, CA 94304-1018

Attention: Michael O’Donnell and Ori Solomon

Telephone: [***]

email: [***]

RE: NOTICE OF ASSIGNMENT

To the Addressee(s) set forth above:

Reference is hereby made to that certain Asset Purchase and Sale Agreement, effective as of October 15, 2025, by and between the Company and Biossil Inc., a corporation duly incorporated under the laws of Canada (“Biossil”), as amended by the Amendment and Mutual Release thereto, effective as of October 20, 2025, attached hereto as Exhibit A (as amended, the “Purchase Agreement”), pursuant to which the Company sold to Biossil all of the assets to which the Blackstone Agreement (as defined below) relates, including the Company’s avasopasem and rucosopasem product candidates (the “Transaction”). The term “Blackstone Agreement” means the Amended and Restated Purchase and Sale Agreement, dated as of November 14, 2018, by and among Galera Therapeutics, Inc. (the “Company”), Clarus IV Galera Royalty AIV, L.P. and each of the entities identified on Schedule 1 thereto, as amended by Amendment No. 1 thereto, dated May 11, 2020, and the Second Amendment thereto, dated August 27, 2025.

This letter will serve as written notice to Blackstone that pursuant to the terms of the Transaction, the Company assigned the Blackstone Agreement, including all of the Company’s rights, obligations and liabilities thereunder to Biossil, and Biossil assumed and agreed to undertake all of the rights, obligations and liabilities of the Company as a party thereunder, to the extent arising on or after the closing of the Transaction (the “Assignment”).

This letter serves as written notice of the Assignment in accordance with Section 8.3(b) of the Blackstone Agreement.

In addition to notice of the Assignment, please confirm your agreement to the following:

•

as of the closing of the Transaction (the “Effective Time”), all references to “Seller” under the Blackstone Agreement will be deemed to refer to Biossil, and the Company will no longer have any rights or obligations to you under the Blackstone Agreement; and

•	Blackstone shall solely look to Biossil to pay, satisfy, discharge and/or perform any obligations and liabilities of “Seller” under the Blackstone Agreement.

Please do not hesitate to contact me with any questions or concerns. We would appreciate your prompt response.

Sincerely,

GALERA THERAPEUTICS, INC.

By:	/s/ J. Mel Sorensen
Name: J. Mel Sorensen
Title: President and Chief Executive Officer

Agreed and Acknowledged by:

CLARUS IV GALERA ROYALTY AIV, L.P.
By: Clarus IV GP, L.P., its General Partner
By: Clarus IV GP, LLC, its General Partner

By:	/s/ Robert Liptak
Name: Robert Liptak
Title: Senior Managing Director

Exhibit A

Purchase Agreement

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